SCHEDULE 14A-INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for Use of the Commission  Only  (as permitted by
        Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule  14a-11(c) or Rule 14a-12


                  MID-AMERICA APARTMENT COMMUNITIES, INC.
         -------------------------------------------------------
             (Name of Registrant as Specified In its Charter)

        ----------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies: ______________

      (2) Aggregate number of securities to which transaction applies: _______________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________

      (4)  Proposed maximum aggregate value of transaction: ______________

      (5)  Total fee paid: ___________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________

     (2)  Form, Schedule or Registration Statement No.: _____________

     (3)  Filing Party: ______________

     (4)  Date Filed: _____________

           Mid-America Apartment Communities, Inc.
                     6584 Poplar Avenue
                         Suite 340
                  Memphis, Tennessee 38138

                                              April 30, 1997

TO THE SHAREHOLDERS OF
MID-AMERICA APARTMENT COMMUNITIES, INC.

      In connection with the Annual Meeting of Shareholders of your Company to be held on June 24, 1997, we enclose a Notice of Annual Meeting of Shareholders, a Proxy Statement and a form of Proxy.

      At the meeting you will be asked to elect two Class II directors to serve until the 2000 Annual Meeting of Shareholders and one Class III director to serve until the 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified. You will also be asked to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1997 and to further amend and restate the Company's First Amended and Restated 1994 Restricted Stock and Stock Option Plan. Information about these matters is contained in the attached Proxy Statement.

       Detailed   information  relating  to  the   Company's
activities   and  operating  performance  during   1996   is
contained in the Annual Report to Shareholders of the Company, which is being mailed to you with this Proxy
Statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 1996 Annual Report, please notify Lynn A. Johnson, Secretary, Mid-America Apartment Communities, Inc., 6584 Poplar Avenue, Suite 340, Memphis, Tennessee 38138.

      You are cordially invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card to us in the stamped envelope as soon as possible.

                                   Very truly yours,
                                   /s/ George E. Cates
                                   GEORGE E. CATES
                                   Chief Executive Officer

          Mid-America Apartment Communities, Inc.
                     6584 Poplar Avenue
                         Suite 340
                  Memphis, Tennessee 38138

                      _______________

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD JUNE 24, 1997

                      _______________

      Notice is hereby given that the Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc. (the "Company") will be held on June 24, 1997, at 5:00 P.M., local time, at the Greenbrook Apartments, 1400 Greenbrook Drive, Memphis, Tennessee 38134, for the following purposes:

          1. To elect two Class III directors to serve until the 2000 Annual Meeting of Shareholders and one Class II director to serve until the 1999 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

           2.  To  ratify the selection of KPMG Peat Marwick
     LLP as the Company's independent auditors for 1997.

           3. To approve the Second Amended and Restated 1994 Restricted Stock and Stock Option Plan providing for the issuance of up to an additional 500,000 shares of common stock or units of limited partnership interests in Mid-America Apartments, L.P.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on April 30, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Shareholders' Meeting. The stock transfer books of the Company will be closed at that time.

                          By Order of the Board of Directors
                          /s/ Lynn A. Johnson
                          LYNN A. JOHNSON
                          Secretary


                         IMPORTANT

      Shareholders who do not expect to attend the meeting are requested to complete, date, sign and return the accompanying proxy in the enclosed envelope. Shareholders who attend the meeting may vote in person even if they have already sent in a proxy.

          Mid-America Apartment Communities, Inc.
                     6584 Poplar Avenue
                         Suite 340
                  Memphis, Tennessee 38138

                      _______________

                      PROXY STATEMENT

               Annual Meeting of Shareholders
                  To Be Held June 24, 1997

                      _______________

                    GENERAL INFORMATION

      This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") of Mid-America Apartment Communities, Inc. (the "Company") to be held on June 24, 1997 at 5:00 P.M., local time, at the Greenbrook Apartments, 1400 Greenbrook Drive, Memphis, Tennessee 38134 and at any adjournment or adjournments thereof.

The Proxy

      The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. It is expected that this Proxy Statement will first be sent to shareholders on or about May 20, 1997.

      Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. If no instruction is indicated on the proxy, the named holders of the proxies will vote all such shares of Common Stock (hereinafter defined) of such holder (i) FOR the election of the nominees named herein as directors,
(ii) FOR the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1997, and (iii) FOR approval of the Second Amended and Restated 1994 Restricted Stock and Stock Option Plan. The named holders of proxies also will use their discretion in voting the shares of Common Stock in connection with any other business that properly may come before the Annual Meeting.

Voting Rights

      Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on April 30, 1997 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of the close of business on April 30, 1997, the Company had outstanding 13,382,812 shares of common stock, $.01 par value (the "Common Stock").

                       REQUIRED VOTE

      Approval of each matter submitted to the Shareholders of the Company for a vote at the Annual Meeting will require the affirmative vote of a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy.

             OWNERSHIP OF THE COMPANY'S COMMON STOCK

Security Ownership of Certain Beneficial Owners.

      The following table sets forth information as of April
30, 1997, regarding each person known to the Company to be the beneficial owner of more than five percent of its Common
Stock:


                                       Amount and Nature of
Name and Address of Beneficial Owner   Beneficial Ownership    Percent of Class(1)
------------------------------------   --------------------    -------------------
Snyder Capital Management, Inc.        1,100,400 (2)           8.2%
  350 California Street, Suite 1460
  San Francisco, CA  94104-1436

__________
(1) Based on 13,382,812 shares of Common Stock outstanding on April 30, 1997.
(2) The information set forth is based on a Schedule 13G filed by Snyder Capital Management, Inc. on February 14, 1997 that indicates that beneficial ownership of 1,100,400 shares of Common Stock, of which it has sole and dispositive power over 70,500 shares, shared voting power over 934,800 shares and shared dispositive power over 1,029,900 shares.


Security Ownership of Management

     The following table sets forth the beneficial ownership of the Company's Common Stock as of April 30, 1997 by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group:


                                                    Amount and
                                                    Nature of    Percent
                                                    Beneficial     of
Name of Beneficial Owner                            Ownership    Class(1)
------------------------------------------------  -------------  --------
George E. Cates **                                  664,172 (2)     4.6%
Robert F. Fogelman                                  653,000 (3)     4.5
O. Mason Hawkins                                    353,417 (4)     2.4
Michael B. Yanney                                   132,051          *
Simon R. C. Wadsworth **                             84,620 (5)      *
H. Eric Bolton **                                    73,317 (6)      *
John J. Byrne, III                                   34,500          *
All  Directors, Nominees and Executive Officers
  as a Group (7 Persons)                          1,995,077        13.8%

---------------
(1)      Based   on   13,382,812  shares  of  Common   Stock
  outstanding on April 30, 1997, plus, with respect to each listed person (or all listed persons, as a group), the number of shares of Common Stock issuable by the Company to such person or group in exchange for units of limited partnership interests in Mid-America Apartments, L.P. ("Units") plus the number of shares of Common Stock issuable to such person (or group) in respect of currently exercisable options. The total number of shares used in calculating this percentage assumes that none of the Units or exercisable options held by other persons are redeemed for shares of Common Stock.

(2)     Includes 333,928 shares owned directly by Mr. Cates,
  235,794  shares that Mr. Cates has the current   right  to
  acquire upon redemption of Units, 49,000 shares that Mr. Cates has the current right to acquire upon the exercise of options that are currently exercisable and 45,450 shares owned by the Company's ESOP over which Mr. Cates shares voting power. Excludes 2,123 shares owned by Mr. Cates' wife, over which Mr. Cates exercises no voting or investment power and with respect to which Mr. Cates disclaims beneficial ownership.

(3)      Includes  82,500  shares  owned  directly  by   Mr.
  Fogelman and 570,500 shares that Mr. Fogelman has the current right to acquire upon redemption of Units.

(4)       Includes 194,799 shares owned directly by Mr.
Hawkins and 158,618 shares that Mr. Hawkins has the current right to acquire upon redemption of Units.

(5) Includes 50,000 shares that Mr. Wadsworth has the current right to acquire upon redemption of Units and 21,000 shares that Mr. Wadsworth has the current right to acquire
  upon   the   exercise  of   options  that  are   currently
  exercisable.

(6) Includes 60,000 shares that Mr. Bolton has the current right to acquire upon redemption of Units and 9,000 shares that Mr. Bolton has the current right to acquire upon the exercise of options that are currently exercisable.

*    Represents less than 1% of total.

**   Nominee.

                       PROPOSAL NO. 1

                   ELECTION OF DIRECTORS

Committees and Meetings of the Board of Directors

      The Company presently has an Audit Committee and a Compensation Committee composed of its independent outside Board of Directors. The Company may, from time to time, form other committees as circumstances warrant. Such committees have authority and responsibility as delegated by the Board of Directors.

      Audit Committee. The Audit Committee of the Board of Directors is composed of Messrs. Hawkins (Chairman), Byrne, Fogelman, and Yanney. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met twice during 1996.

      Compensation Committee. The Compensation Committee of the Board of Directors is composed of Messrs. Byrne (Chairman), Fogelman, Hawkins, and Yanney. The Compensation Committee determines compensation (if any) for the Company's executive officers and administers the Company's Amended and Restated 1994 Restricted Stock and Stock Option Plan and the Company's Non-Qualified Executive Deferred Compensation Plan. The Compensation Committee met once during 1996.

      Director Meetings. The business of the Company is under the general management of its Board of Directors as provided by the Company's by-laws and the laws of Tennessee, the Company's state of incorporation. The Board of Directors regularly meets quarterly during the Company's fiscal year. There are presently seven directors. The Board of Directors held four meetings during fiscal 1996, and all appointed directors attended all of the meetings with the exception of one director missing one meeting.

Compensation of Directors

      Directors who are employees of the Company or one of its subsidiaries do not receive additional remuneration as directors. Prior to 1995, the Company's directors who were not employees were awarded 2,500 shares of Common Stock for their services as director. The directors' rights in the Common Stock vest at the rate of 500 shares per year beginning in 1994. Each director is entitled to receive the distributions paid on his shares of Common Stock prior to vesting. Directors who cease to be directors will forfeit any shares not previously vested prior to the termination of that person's service on the board of directors. Directors added since June 1995 who are not employees of the Company are compensated $15,000 annually. During 1996, the Company granted to each director who were not employees 1,000 options to purchase shares and an additional 1,000 options for each committee chairman.

Nominees for Directors

      The Company's Charter divides the Board of Directors into three classes as nearly equal in number as possible, with each class serving a term of three years. One class of Directors is elected by the shareholders of the Company at each annual meeting. The Board of Directors has set at seven the number of directors constituting the full Board of Directors.

      The  Board  of  Directors  proposes  to  nominate  the
following  three  individuals  for  election  to  serve   as
directors of the Company. Messrs. Cates, Wadsworth and Bolton are currently directors of the Company, Mr. Bolton having been appointed by the Board of Directors in February 1997 to fill a newly-created seat on the Board of Directors. The remaining members of the Board of Directors listed below will continue as members thereof until their respective terms expire as indicated below.

       Unless a shareholder specifies otherwise, it is intended that such shareholder's shares of Common Stock will be voted for the election of the nominees to serve as directors until the annual meetings disclosed below and until their successors are elected and qualified. If any nominee shall become unavailable or unwilling to serve the Company as a director for any reason, the persons named in the Proxy Form are expected to consult with the management of the Company in voting the shares represented by them. The Board of Directors has no reason to doubt the availability of any of the nominees, and each has indicated his willingness to serve as a director of the Company if elected.

------------------------------------------------------------
        NOMINEES FOR ELECTION AS CLASS III DIRECTORS
                   (TERMS EXPIRING 2000)
------------------------------------------------------------
GEORGE E. CATES, age 59. Mr. Cates is the Chief Executive Officer and Chairman of the Board of Directors of the Company since October 1993. Mr. Cates served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since inception of the Company in February 1994 through December 1996. Mr. Cates was President and Chief Executive Officer of The Cates Company from 1977 until its merger with the Company in February 1994. Mr. Cates is a director of First Tennessee National Corporation since 1996.

Committees: None

------------------------------------------------------------

SIMON R. C. WADSWORTH, age 50. Mr. Wadsworth is Executive Vice President, Chief Financial Officer and a director of the Company since March 1994. Mr. Wadsworth was President of TMF, Inc., an industrial equipment dealership, from 1981 until March 1994.

Committees: None

------------------------------------------------------------
        NOMINEES FOR ELECTION AS CLASS II DIRECTORS
                    (TERM EXPIRING 1999)
------------------------------------------------------------
H. ERIC BOLTON, JR., age 40. Mr. Bolton is President, Chief Operating Officer and a director of the Company. Mr. Bolton joined the Company in 1994 as Vice-President of Development and was named Chief Operating Officer in February 1996 and promoted to President in December 1996. Mr. Bolton was with Trammell Crow Company for more than five years and prior to joining the Company was Executive Vice President and Chief Financial Officer of Trammell Crow Realty Advisors.

Committees: None

------------------------------------------------------------
               INCUMBENT DIRECTORS -- CLASS I
                   (TERMS EXPIRING 1998)
------------------------------------------------------------
JOHN  J.  BYRNE  III,  age 37. Mr. Byrne  has  served  as  a director of the Company since May 1995. Mr. Byrne founded Cirque Property L.C., a real estate acquisitions and property management company headquartered in Salt Lake City, Utah, in 1986, and since that time has served as its President and Managing Member.

Committees: Audit, Compensation

------------------------------------------------------------

ROBERT F. FOGELMAN, age 61. Mr. Fogelman has served as a director of the Company since July 1994 and has been the President of Fogelman Investment Company, a privately-owned investment firm for more than five years.

Committees: Audit, Compensation

------------------------------------------------------------
              INCUMBENT DIRECTORS -- CLASS II
                   (TERMS EXPIRING 1999)
------------------------------------------------------------
O. MASON HAWKINS, age 49. Mr. Hawkins has served as a director of the Company since October 1993 and is Chairman and Chief Executive Officer of Southeastern Asset Management, Inc., a registered investment advisor, since
1975. He is also a director of Longleaf Partners Funds Trust, a registered investment company of which Southeastern Asset Management, Inc. serves as investment advisor, for more than five years.

Committees: Audit, Compensation

------------------------------------------------------------

MICHAEL B. YANNEY, age 63. Mr. Yanney has served as a director of the Company since July 1995 and has served as Chairman and Chief Executive Officer of America First Companies since 1984. From 1977 until 1984, Mr. Yanney was principally engaged in the ownership and management of commercial banks. He is also a director of Burlington Northern Inc., Forest Oil Corporation, MFS Communications Company, Inc. and Lozier Corporation.

Committees: Audit, Compensation
------------------------------------------------------------

Certain Transactions with Management

      The Company leases office space from a partnership which owns the building where the Company's principal office is located. Mr. Cates has a 6.9% and Mr. Wadsworth a 4.2% interest in such partnership. The Company paid approximately $107,000 in rent for such office space during 1996, and has lease obligations of $616,800, or $16.50 per square foot, for the next four years. The Company believes the rental rate is a competitive rate for buildings in the area of Memphis, Tennessee in which the Company's headquarters are located.

      All transactions involving related parties must be approved by a majority of the disinterested members of the Company's Board of Directors. The Company has, and expects to have, transactions in the ordinary course of its business with directors and officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties.


                   EXECUTIVE COMPENSATION

Summary Compensation Table.


                                         Annual Compensation                 Long Term Compensation
                                         -------------------                 ----------------------
                                                         Other Annual        Restricted
Name and Position             Year  Salary($) Bonus($)  Compensation($)    Stock Awards($)   Options(#)
----------------------------- ----  --------- --------  ---------------    ---------------   ----------
George E. Cates               1996  $255,137      $--         $--                $--             25,000
  Chairman, Chief Executive   1995   257,500   67,500          --                 --                 --
  Officer, and Director       1994   225,000       --          --                 --             90,000

H. Eric Bolton                1996   136,670   15,770          --                 --             15,000
  President, Chief Operating  1995   108,400   20,800          --                 --             12,500
  Officer, and Director       1994    56,042       --          --                 --              2,500

Simon R.C. Wadsworth          1996   135,187       --          --                 --             10,000
  Executive Vice President,   1995   131,400   36,000          --                 --              2,500
  Chief Financial Officer and 1994   120,000       --          --                 --             30,000
  Director


      Option Grants as of December 31, 1996. The following table provides information on option grants during the year ending December 31, 1996 to the executive officers listed in the table above.


                              Individual Grants
                              -----------------
                                                                           Potential Realization
                                                                                  Value at
                                                                              Assumed Rates of
                                   % of Total                                Annual Stock Price
                                    Options                                   Appreciation for
                                   Granted to       Exercise                    Option Term
                        Options   Employees in       Price      Expiration      -----------
Name                    Granted    Fiscal Year     ($/Share)       Date         5%        10%
---------------------   -------   ------------     ---------    ----------  --------  ----------
George E. Cates         25,000        27.0%        $26.50       2/14/06     $416,643  $1,055,854
H. Eric Bolton          15,000        16.2%        $26.50       2/14/06     $250,136  $  633,513
Simon  R.C. Wadsworth   10,000        10.8%        $26.50       2/14/06     $166,657  $  422,342


Aggregated Option Exercises through December 31, 1996. The following table provides information on options held by the executive officers listed above through December 31, 1996, and the value of each of their unexercised options at December 31, 1996.

                                                 Number of Shares
                                                    Underlying          Value of Unexercised
                                               Unexercised Options      In-the-Money Options
                         Exercised Options     at December 31, 1996   at December 31, 1996(1)
                         -----------------     --------------------   -----------------------
                        Shares
                       acquired       Value         Exercisable/            Exercisable/
Name                  on exercise    Realized      Unexercisable           Unexercisable
--------------------  -----------    --------  ---------------------  -----------------------
George E. Cates            --           --         26,000 / 79,000     $237,250 / $552,125
H. Eric Bolton             --           --          3,500 / 26,500     $ 13,500 / $ 79,313
Simon R.C. Wadsworth       --           --         12,500 / 30,000     $ 67,875 / $130,250

__________
(1) Based upon the closing price of the Company's Common Stock on the NYSE on December 31, 1996 of $28.875 per share.


            COMPENSATION COMMITTEE INTERLOCKS AND
       INSIDER PARTICIPATION IN COMPENSATION DECISIONS

      There were no compensation committee interlocks in 1996, and no insider participated in decisions related to his compensation in 1996.


  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

     The Compensation Committee of the Board of Directors is composed of independent outside directors. The Compensation Committee is responsible for ensuring that a proper balance of current compensation and longer-term equity-based rewards are offered to executive management to provide incentives to increase shareholder value.

      Each executive officer's compensation is determined annually by the Committee, including base salary, discretionary cash bonuses, and stock incentive awards. The Company's compensation policy is to reward performance which leads to long term growth in shareholder value per share, as exemplified by growth in funds from operations per share, which the Committee believes is a primary measure of performance. The Committee has reviewed the Compensation plans of other multi-family REITs of similar size and performance to the Company and attempts to be competitive on a total compensation basis.

Base Salary

      Each executive officer's base salary is based upon the competitive market for the executive officer's services, including the executive's specific responsibilities, experience and overall performance. The Committee attempts to reward long term performance, and it is the objective of the Company to set base salaries at or below the level of median base salary level of the Company's peers in its industry.

Annual Incentive Compensation

      The Committee awards discretionary year-end bonuses which are tied to achieving specific goals for growth in funds from operations per share and other specific individual and Company goals which it believes are instrumental in building long term value. The Committee sets the Company's bonus formula annually.

Amended and Restated 1994 Restricted Stock and Stock  Option
Plan

      The Amended and Restated 1994 Restricted Stock and Stock Option Plan (the "1994 Plan") is the Company's long-
term incentive plan for executive officers and other selected employees. The objective of the program is to retain and motivate executives to improve long-term stock performance. The Compensation Committee has the authority, within limitations set forth in the 1994 Plan, (i) to establish rules and regulations concerning the 1994 Plan,
(ii) to determine the persons to whom options and restricted securities may be granted (iii) to fix the number of shares of Common Stock to be covered by each option and (iv) to set the terms and provisions of each option and restricted security to be granted. Stock options are generally granted at the prevailing market value and will only have value if the Company's stock increases.

Non-qualified Executive Deferred Compensation Plan

      The non-qualified deferred compensation plan is the Company's long-term incentive plan for key employees who are not qualified for participation in the Company's 401 (k). Under the terms of the plan, key employees may elect to defer a percentage of their compensation and the Company matches a portion of their salary deferral with similar provisions as apply for the Company's 401 (k). The plan is designed so that the employees' investment earnings under the non-qualified plan should be the same as the earning assets in the Company's 401 (k).

Compensation of Chief Executive Officer

      Mr. Cates' base salary was $255,000 for the year ended December 31, 1996. The Compensation Committee considered the annual base salary of Mr. Cates to be competitive with comparable REITs in the Company's geographic area. The terms of Mr. Cates' employment contract provides for certain severance payments in the event of death or disability or upon termination by the Company without cause or by the employee with cause. The agreement contains a non-competition provision which prohibits Mr. Cates, except as an officer or employee of the Company, from engaging directly or indirectly in the acquisition, development, operation, management, leasing or landscaping of any multifamily community. This prohibition extends to all multifamily communities wherever located, during the term of employment and to multifamily properties within 30 miles of any multifamily community owned by the Company after termination of such employment.


               COMPENSATION COMMITTEE
               John J. Byrne, III (Chairman)
               Robert F. Fogelman
               O. Mason Hawkins
               Michael B. Yanney


Performance Graph

      The following graph compares the Company's cumulative total return to the shareholders of Mid-America Apartment Communities, Inc. ("MAA") to the S&P 500 and the Equity without Health Care index prepared by the National Association of Real Estate Investment Trusts ("NAREIT") assuming a base share price of $100 for the Common Stock and each index for
comparison   purposes  and  assuming   all   dividends   are
reinvested.    The  performance  graph  is  not  necessarily
indicative of future investment performance.

                     MID-AMERICA APARTMENT COMMUNITIES,INC.
                            Total Return Performance

                              [PERFORMANCE GRAPH]


                                2/4/94    12/31/94    12/31/95    12/31/96
                               -------    --------    --------    --------
MAA                             100.00      142.20      142.63      180.11
S & P 500                       100.00       98.02      134.72      165.65
NAREIT Equity w/o Healthcare    100.00      100.20      114.43      156.10


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers to file with the Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and to furnish the Company with copies of all forms filed.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the past fiscal year all Section 16(a) filing requirements applicable to the Company's directors and executive officers were completed on a timely basis, except Mr. Yanney did not timely file one report.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 ADOPTION OF PROPOSAL NO. 1.


PROPOSAL NO. 2

     RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP
              AS THE 1997 INDEPENDENT AUDITORS

      The Board of Directors has selected KPMG Peat Marwick LLP as the Company's independent auditors for 1997. KPMG Peat Marwick LLP served as independent auditors of the Company for the year ended December 31, 1996. Representatives of the firm will be present at the Annual Meeting, have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1997.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 ADOPTION OF  PROPOSAL NO. 2.


PROPOSAL NO. 3

          APPROVAL OF SECOND AMENDED AND RESTATED
         1994 RESTRICTED STOCK AND STOCK OPTION PLAN

     On February 12, 1997, subject to shareholder approval, the Board of Directors adopted amendments (the "Amendments") to the Company's Amended and Restated 1994 Restricted Stock and Stock Option Plan (the "Plan"). The purpose of the Amendments is to (i) increase the number of shares of Common Stock which may be issued pursuant to the Plan from 500,000 to 1,000,000, subject to adjustment for stock dividends and similar events; (ii) grant the Compensation Committee of the Board of Directors (the "Compensation Committee") the authority to issue awards consisting of units of limited partnership interest in Mid-America Apartments, L.P., a Tennessee limited partnership (the "Operating Partnership");
(iii) allow for a "cashless exercise" of options granted pursuant to the Plan; and (iv) confer upon the Compensation Committee additional flexibility with respect to the type of awards which may be granted pursuant to the Plan. Shareholders are being requested to approve the Plan at the Meeting. The preceding summary of the Amendments is qualified in its entirety by the full text of the Plan that appears as Exhibit A attached to this Proxy Statement.

     The following chart summarizes, as of the date hereof, the number of awards the Compensation Committee has granted, subject to shareholder approval of the Amendments. After such awards, an additional 271,250 shares will be available under the amended Plan for future awards.



Name and Position                    Type of Award          # Shares/Units      Dollar ($) Value(1)
-----------------               -----------------------    -----------------    -------------------
George E. Cates                 Restricted Stock           75,000 Shares (2)         $1,940,625
 Chief Executive Officer
H. Eric Bolton, Jr.             Restricted UPREIT Units    60,000 Units (2)          $1,560,000
 Chief Operating Officer
Simon R.C. Wadsworth            Restricted UPREIT Units    50,000 Units (2)          $1,300,000
 Chief Financial Officer
Other officers and employees    Stock options              43,750 Shares             $1,290,625

__________
(1) Equals the number of shares or units times the fair market value of such shares or units on the day prior to closing.

(2) The named executive has been offered and has purchased, subject to shareholder approval of the Amendments, restricted stock or units, as indicated, at a price equal to the fair market value of such stock or units on the date prior to closing the purchase. The Company has agreed to loan the named executive an amount equal to 15% of the aggregate purchase price of the stock or units, as applicable, payable in equal annual installments over 5 years, plus interest at the applicable federal rate. The aggregate amount of such loans to the named executives is $720,093.75, and the aggregate annual principal repayment obligation is $144,018.75. In addition, the Company has agreed to pay a bonus to each named executive equal to the debt service on the loan, if he remains employed by the Company. The loan shall become due and the bonus agreement shall terminate if the executive voluntarily terminates his employment with the Company.


     The Board of Directors believes that the adoption of the Amendments will promote the interests of the Company and its shareholders and enable the Company to attract, retain and reward persons important to the Company's success. Accordingly, the Board of Directors has approved the adoption of the Amendments and recommends that the shareholders vote "FOR" the proposal to adopt the Amendments. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the Amendments.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 ADOPTION OF PROPOSAL NO. 3.


      SHAREHOLDERS' PROPOSALS FOR 1997 ANNUAL MEETING

     Shareholders' proposals intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company no later than December 1, 1997 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                       OTHER MATTERS

      The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the person named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

      Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-K for the year ended December 31, 1996, as filed with the Securities and Exchange Commission. Requests should be directed to Lynn A. Johnson, Secretary, Mid-America Apartment Communities, Inc., 6584 Poplar Avenue, Suite 340, Memphis, Tennessee, 38138, which is the address of the Company's principal executive offices.

                          BY ORDER OF THE BOARD OF DIRECTORS
                          /s/ Lynn A. Johnson
                          LYNN A. JOHNSON
                          Secretary

April 30, 1997

                          EXHIBIT A


           MID-AMERICA APARTMENT COMMUNITIES, INC.
                  Second Amended and Restated
          1994 Restricted Stock and Stock Option Plan

1.   Purposes of the Plan

     The purposes of the Mid-America Apartment Communities, Inc. 1994 Restricted Stock and Stock Option Plan (the "Plan") are to advance the interests of the Company, to increase stockholder value by providing its executive officers and other key employees with a proprietary interest in the growth and performance of the Company and with incentives for continued service with and rewards for outstanding service to the Company, its subsidiaries and/or its affiliates, and to provide the Company and the Operating Partnership (hereinafter defined) with an additional means to attract and retain qualified executive officers and other key employees. The Plan will provide for the issuance of up to 1,000,000 shares of Common Stock and/or units of limited partnership interest in the Operating Partnership redeemable for shares of Common Stock, to the executive officers and key employees of the Company and its subsidiaries and affiliates. To this end, the Compensation Committee of the Company's Board of Directors (the "Committee") may grant stock options and restricted securities awards to executive officers and other key employees of the Company, its subsidiaries and/or its affiliates, on the terms and subject to the conditions set forth in this Plan.

2.   Definitions

     As used in the Plan, the following terms shall have the meanings set forth below:

          2.1 "Award" means any form of Stock Option or Restricted Securities granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish.

          2.2 "Award Agreement" means a written agreement setting forth the terms of an Award.

          2.3 "Board" means the Board of Directors of the Company.

          2.4  "Class A Common Unit" means a Class A  Common
Unit  of  limited  partnership  interest  in  the  Operating
Partnership.

          2.5   "Code"  means the Internal Revenue  Code  of
1986, as amended. References to any provision of the Code shall be deemed to include successor provisions thereto and rules and regulations thereunder.

          2.6 "Committee" means the Compensation Committee of the Board, each member of which, for purposes of this Plan, shall be a disinterested person within the meaning of Exchange Act Rule 16b-3.

          2.7  "Common Stock" means the Common Stock of  the
Company, $.01 par value.

          2.8    "Company"   means   Mid-America   Apartment
Communities, Inc., its subsidiaries and its affiliates.

          2.9 "Disability" means the inability to substantially perform the usual duties of the person's occupation by reason of a medically determinable physical or mental impairment which can be expected to be of long, continued and indefinite duration as determined by the Committee.

          2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and rules and regulations thereunder.

          2.11 "Fair Market Value," unless otherwise required by an applicable provision of the Code, as of any date, means the reported last sale price of the Common Stock on such date as reported on the New York Stock Exchange Consolidated Tape.

          2.12  "Incentive Stock Option" ("ISO")  means  any
Stock Option intended to be, and designated and qualifying as, an "incentive stock option" within the meaning of
Section 422 of the Code.

          2.13  "Non-Qualified Stock Option" means any Stock
Option awarded under this Plan that is not intended to be an
Incentive   Stock  Option  or  that  fails   to   meet   the
requirements applicable to an Incentive Stock Option.

          2.14 "Officer" means a person who is considered to be an officer of the Company under Securities Exchange Act
Rule 16a-1(f).

          2.15  "Operating  Partnership"  means  Mid-America
Apartments, L.P., a Tennessee limited partnership, of which the Company is the sole general partner.

          2.16 "Option" or "Stock Option" means a right granted pursuant to the Plan to purchase shares of Common
Stock, and includes the terms Incentive Stock Option and Non-
Qualified Stock Option.

          2.17 "Option Price" or "Exercise Price" means the price per share at which Common Stock may be purchased upon the exercise of an Option.

          2.18 "Participant" means any individual to whom an Award has been granted by the Committee under either
Plan.

          2.19 "Restricted Securities" means shares of Common Stock or Class A Common Units issued pursuant to a Restricted Securities Award which are subject to such conditions, including, without limitation, risks of forfeiture, as may be determined by the Committee and specified in the Award Agreement.

          2.20 "Retirement" means retirement from active employment under a retirement plan of the Company, any subsidiary or affiliate, or pursuant to an employment agreement with any of the aforementioned, or termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

          2.21   "Termination  of  Employment"   means   the
termination of a Participant's active employment with the Company which is not deemed to be a Retirement or a termination due to a Disability.

3.   Administration

          3.1    The   Plan   shall  be   administered   and
interpreted by the Committee.

          3.2 The Committee shall have the authority to (a) establish such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (b) select the persons to receive Awards under the Plan; (c) determine the form of an Award, or combinations thereof, and whether such Award is to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company, either within or outside of this Plan; (d) determine the number of shares of Common Stock or Class A Common Units to be covered by each such Award granted hereunder; (e) determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, any restriction or limitation on transfer, any vesting schedule or acceleration thereof, and any forfeiture provisions or waiver thereof), regarding any Award and the shares of Common Stock and/or Class A Common Units relating thereto, based on such factors as the Committee shall determine, in its sole discretion; (f) determine whether Common Stock or Class A Common Units payable with respect to an Award under this Plan shall be deferred, either automatically or at the election of the Participant; and (g) make any other determination or take any action that the Committee deems necessary or desirable for the administration of the Plan.

          3.3 Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Charter or By-Laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. The
Committee may delegate to officers or managers of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members pursuant to any authority duly delegated to any such member) arising out of or in connection with the Plan shall be within the absolute discretion of all or any of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

4.   Eligibility

     Officers and other key employees (including those who may also be Directors of the Company) of the Company and its present and future subsidiaries and affiliates, including the Operating Partnership, who are not members of the Committee and who are responsible for or contribute to the management, growth and profitability of the business of the Company, are eligible to receive Awards under the Plan.

5.   Shares Available for Awards

          5.1 The maximum number of shares of Common Stock of the Company that may be used in conjunction with the grant of Awards under the Plan is 1,000,000. In determining the number of shares available from time to time for Awards under the Plan, each Class A Common Unit covered by any Award shall be considered the equivalent of one share of Common Stock, and the Company shall not grant awards involving Class A Common Units in excess of the remaining number of shares of Common Stock available under the Plan.

          5.2 Shares of stock which are attributable to Awards which expire or are otherwise terminated, cancelled, surrendered or forfeited, during a calendar year, are available for issuance or use in connection with future Awards, during the calendar year in which they expire or otherwise become available, provided, however, that, if any such shares could not again be available for Awards to a Participant who is subject to Section 16 of the Exchange Act under applicable share counting requirements of Rule 16b-3, such shares shall be available exclusively for Awards to Participants who are not subject to Section 16.

          5.3 Shares of Common Stock to be issued under the Plan may be authorized and unissued shares of Common Stock, treasury stock or a combination thereof.

          5.4 In the event of a merger, consolidation, reorganization, recapitalization, stock split, stock dividend, other extraordinary dividend or other changes in corporate structure or capitalization affecting the Common Stock, the Committee may make appropriate adjustment in the number of shares or number and kind of other securities subject to options, rights and other Awards granted under the Plan, and/or the exercise price and other terms and conditions of Awards or appropriate adjustment in the maximum number of shares referred to in Section 5 of the Plan, as the Committee may determine to be necessary or appropriate in order to prevent dilution or enlargement of the rights of Participants.

6.   Awards Under the Plan

          6.1 Stock Options. The Committee may grant Incentive Stock Options ("ISO"), Non-Qualified Stock Options or both to purchase shares of Common Stock from the Company to such Officers and other key employees in such amounts and subject to such terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan, provided, however, that in no event may any Stock Option be granted hereunder after the expiration of 10 years after the date of the Plan. The automatic or
discretionary   grant   of   "reload"   Stock   Options   is
specifically authorized.

          In the case of ISO's, the terms and conditions of such grants, including the exercise price of the purchase of Common Stock, shall be subject to and comply with the requirements of Section 422 of the Code, as from time to time amended, and any implementing regulations.

          The exercise price at which shares of Common Stock may be purchased pursuant to the grant of an Option shall be fixed by the Committee at the time of grant; however, the price of an ISO must be equal to or greater than the Fair Market Value of the shares of Common Stock covered thereby. The exercise price of an ISO granted to any Participant who owns shares of Common Stock possessing more than 10% of the total combined voting power of all outstanding shares of Common Stock of the Company must be at least equal to 110% of the fair market value of the shares of Common Stock on the date of grant. Options granted under the Plan will not be ISOs to the extent that the Fair Market Value of the shares of Common Stock with respect to which ISOs first become exercisable in any year exceeds $100,000.

          6.2 Restricted Securities Awards. The Committee may grant Restricted Securities Awards ("RSAs") to such Officers and other key employees in such amounts and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions, vesting or other provisions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

          Unless otherwise determined by the Committee at the time of an Award, the holder of an RSA shall have the right to vote the restricted securities and to receive dividends or distributions thereon, unless and until such restricted securities are forfeited.

          In the event all or any of the shares of Common Stock or Class A Common Units subject to RSA are forfeited due to failure to meet or comply with restrictions imposed by the Committee at the time of grant prior to the lapse of such restrictions, the Company shall repay to the Participant (or the Participant's estate) any cash amount paid by the Participant for such forfeited shares.

          6.3 Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

7.   Award Agreements

     Awards under the Plan shall be evidenced by an agreement approved by the Committee that sets forth the terms, conditions and limitations of an Award. The Committee may amend agreements theretofore entered into, either prospectively or retroactively, including, but not limited to, the acceleration of vesting of or lapse of restrictions on an Award and the extension of time to exercise an Award, except that, no such amendment shall affect the Award in a materially adverse manner without the consent of the Participant (except for an amendment made to cause the Plan to qualify for an exemption provided by Rule 16b-3).

8.   Miscellaneous Provisions Related to Participants

          8.1 The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. The Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.

          8.2   Except  as  may be otherwise provided  under
Section 6.2, no Award granted under the Plan, unless otherwise provided in the Award Agreement, shall entitle the holder of such Award to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are subject to such Award.

          8.3 The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in cash or by check, except as otherwise hereinafter provided, at the time of exercise. In addition, in its sole discretion, the Committee may determine that it is an appropriate method of payment for grantees to pay for any shares subject to an option by (i) delivering certificates for unrestricted shares of Common Stock having a value equal to the Exercise Price of the Options being exercised, or
(ii) delivering a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of proceeds for the sale of shares of Common Stock or margin credit extended on shares of Common Stock (including the Common Stock to be acquired pursuant to the exercise of Options) to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of Company Common Stock surrendered in payment of the Exercise Price shall be its Fair Market Value, determined pursuant to Section 2.10, on the date of exercise. Upon receipt of a notice of exercise of a Stock Option and upon payment of the Exercise Price, the Company shall promptly deliver to the Participant a certificate or certificates for the shares of Common Stock purchased, without charge to him or her for issue or transfer tax. The Committee, in its sole discretion, may form time to time permit the method of exercising Options known as pyramiding or "cashless exercise" (that is, the automatic application of shares received upon the exercise of a portion of an Option to satisfy the exercise price for additional portions of the Option).

          8.4 A Participant may be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting exercise or payment of any Award or, at the election of the holder of the Award, the Committee may withhold shares or accept the transfer of shares to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligations.

          8.5 If the Committee determines that such action is advisable, the Company may, or may cause the Operating Partnership to, assist any Participant in obtaining financing from the Company or from any bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, permitting the exercise of an Award and/or paying any taxes in respect thereof to the extent permitted by law. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company or the Operating Partnership, a guarantee of the obligation by the Company or the Operating Partnership, or the maintenance by the Company or the Operating Partnership of deposits with such bank or third party.

          8.6 Awards, and any right that comes within the general definition of "derivative security" of Rule 16a-1(c) under the Exchange Act, shall not be assignable or transferable by a Participant except by will or the laws of descent and distribution (or pursuant to a beneficiary designation authorized under Section 8.7), and during the Award holder's lifetime, such Awards and rights shall be exercisable only by such holder or such holder's duly appointed guardian or legal representative.

          8.7 Each Participant may file and maintain with the Company a written designation of one or more persons as the beneficiary or beneficiaries who shall be entitled to receive the Award or related payment payable under the Plan upon the Participant's death. If no such designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant or if such designation conflicts with the law, the Participant's estate shall be entitled to receive the Award or related payment, if any, payable under the Plan upon the Participant's death.

9.   Governing Law

     The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award
Agreement shall be determined in accordance with the laws of the State of Tennessee and applicable federal law.

10.  Severability

     If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award under any law deemed applicable by the Committee, such provision or Award shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended, in the determination of the Committee, without materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

11.  Unfunded Plan

     The Plan is intended to constitute an "unfunded" plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right (unless otherwise determined by the Committee) shall be no greater than the right of any unsecured general creditor of the Company.

12.  Rule 16b-3 Compliance

          12.1 Unless a Participant could otherwise transfer an equity security, derivative security, or shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued pursuant to the exercise of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition, and (ii) at least six months shall elapse from the date of acquisition of a derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or disposition of any underlying equity security issued pursuant to the exercise or conversion of such derivative security.

          12.2 It is the intent of the Company that this Plan comply in all respects with applicable provisions of
Rule 16b-3 and Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

13.  Effective Date and Term of Plan

          13.1 The Plan is an amendment and restatement of the 1994 Restricted Stock and Stock Option Plan of the Company originally adopted by the Company's shareholder on January 26, 1994. The Plan became effective on February 4, 1994.

          13.2 The Plan shall remain in effect until January 31, 2004, unless sooner terminated by the Board. After this date, no further Awards may be granted but previously granted Awards shall remain outstanding in accordance with their applicable terms and conditions, as stated in the Award Agreement, and conditions of the Plan.

14.  Amendment and Termination of the Plan

          14.1 The Plan may be amended by the Board in any respect, without the consent of stockholders or Participants, except that any such amendment (although effective when made) shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to subject any other amendment to the Plan to stockholders for approval. In addition, no amendment may materially impair the rights of a Participant under any Award previously granted under the Plan without the consent of such Participant, unless required by law.

          14.2 The Plan may be terminated at any time by the Board. No further Awards may be made under the Plan after termination, but termination shall not affect the rights of any Participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination.

PROXY     MID-AMERICA APARTMENT COMMUNITIES, INC.  No. of Shares__________
      6584 Poplar Avenue, Suite 340, Memphis, Tennessee 38138

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints George E. Cates, Simon R.C. Wadsworth, and Lynn A. Johnson as proxies, each with the power to appoint such person's substitute, and hereby authorizes them to vote, as designated below, all the shares of common stock of Mid-America Apartment Communities, Inc. (the "Company") held of record by the undersigned on April 30, 1997 at the annual meeting of shareholders to be held on June 24, 1997, or any adjournment thereof.

1.   ELECTION OF ONE CLASS II DIRECTOR AND CLASS III DIRECTORS

     [ ] FOR ALL NOMINEES LISTED BELOW    [ ] WITHHOLD AUTHORITY to vote for
                                               all nominees listed below

      (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below)

           H. Eric Bolton, George E. Cates and Simon R.C. Wadsworth

2. RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997

     [ ] FOR RATIFICATION                  [ ]  AGAINST RATIFICATION

3. APPROVAL OF SECOND AMENDED AND RESTATED 1994 RESTRICTED STOCK AND STOCK OPTION PLAN

     [ ] FOR APPROVAL                      [ ]  AGAINST APPROVAL

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

----------------------------------------------------------------------------

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted for the election of all nominees and for all proposals.

                                  DATED:_______________, 1997

                                  Please  sign  exactly   as
                                  name   appears  to   left.
                                  When  shares are  held  by
                                  joint    tenants,     both
                                  should  sign. When signing
                                  as   attorney,   executor,
                                  administrator, trustee  or
                                  guardian,   please    give
                                  full  title as such. If  a
                                  corporation,  please  sign
                                  full  corporate  name   by
                                  President     or     other
                                  authorized officer.  If  a
                                  partnership,  please  sign
                                  in   partnership  name  by
                                  authorized person.

                                  --------------------------
                                          Signature

                                  --------------------------
                                  Signature (if held jointly)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.